UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2016

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SeaWorld Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-35883 (Commission File Number)	27-1220297 (IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida (Address of Principal Executive Offices)		32819 (Zip Code)

(407) 226-5011

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of SeaWorld Entertainment, Inc. (the “Company”), a Delaware corporation, approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for the phased-in declassification of the Company’s Board of Directors (the “Board”) beginning in 2017. A description of this amendment to the Certificate of Incorporation is more fully described on pages 25-26 of the Company’s definitive proxy statement for the Annual Meeting filed on April 29, 2016 (the “Proxy Statement”) in the section entitled “Proposal 4.  Approval of Management Proposal to Amend the Company’s Certificate of Incorporation to Provide for the Phased-In Declassification of the Board of Directors,” which pages are incorporated herein by reference as Exhibit 99.1. The amendment to the Certificate of Incorporation reflecting these revisions was filed with the Secretary of State of the State of Delaware on June 15, 2016 and went effective on that date. The above description of the amendment to the Certificate of Incorporation is qualified in its entirety by reference to the text of the Certificate of Amendment of Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

On June 15, 2016, a corresponding amendment to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) became effective, which amended Section 3.05 of the Bylaws to provide for the phased-in declassification of the Board beginning in 2017. The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the text of the Amendment No. 1 to the Bylaws, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

In addition, at the Annual Meeting, the Company’s Board presented a proposal to the stockholders to determine the advisability of the Board taking the steps necessary to implement a majority voting standard in uncontested director elections.  The proposal was approved by the requisite vote of the stockholders and, on June 15, 2016, the Board approved an amendment to Section 2.06 of the Company’s Bylaws to provide for a “majority voting standard” in uncontested director elections, effective immediately (the “Majority Vote Amendment”). The majority voting standard provision provides that a director nominee in an uncontested election is not elected unless he or she receives a majority of the votes cast, which means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). A plurality voting standard remains applicable to any election in which the number of nominees for director is greater than the number to be elected.

The foregoing summary of the Majority Vote Amendment to the Bylaws is qualified in its entirety by reference to the text of the Amendment No.1 to the Bylaws which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)(b) On June 15, 2016, the Company held its Annual Meeting. A quorum was present at the meeting as required by the Company’s Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following three individuals were elected to the Board of the Company to serve as directors until the 2019 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Donald C. Robinson	65,494,730	1,515,730	5,324,519
Deborah M. Thomas	65,977,013	1,033,447	5,324,519
Peter F. Wallace	65,799,348	1,211,112	5,324,519

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

Votes For	Votes Against	Votes Abstained
71,374,661	455,808	504,510

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
54,687,371	7,699,284	4,623,805	5,324,519

Proposal 4 – Approval of Management Proposal to Amend the Company’s Certificate of Incorporation to Provide for the Phased-In Declassification of the Board of Directors

The amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board, beginning in 2017, was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,391,379	340,353	278,728	5,324,519

Proposal 5 – Management Proposal to Determine the Advisability of Implementing Majority Voting in Uncontested Director Elections

The stockholders approved, on an advisory basis, the implementation of majority voting in uncontested director elections.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,394,428	335,566	280,466	5,324,519

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Title

3.1*	Certificate of Amendment of Amended and Restated Certificate of Incorporation of SeaWorld Entertainment, Inc., effective June 15, 2016.

3.2*	Amendment No. 1 to the Second Amended and Restated Bylaws of SeaWorld Entertainment, Inc., effective June 15, 2016.

99.1

The section entitled “Proposal 4. Approval of Management Proposal to Amend the Company’s Certificate of Incorporation to Provide for the Phased-In Declassification of the Board of Directors” of the Company’s Proxy Statement is incorporated herein by reference from the Company’s Proxy Statement filed on April 29, 2016.

* Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: June 17, 2016	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary